Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble International, Ltd.		Case Number: 09-51720

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51720
Debtor:	Noble International, LTD.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51720
Debtor:	Noble International, LTD.

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—
Total Indirect Costs	—	—
Total Cost of Sales	—	—
Gross Margin	—	—
SG&A Labor	(421,234)	(566,196)
SG&A Labor Stock Compensation	(17,165)	(25,763)
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(18,137)	(25,484)
SG&A Labor Health Benefits	(17,719)	(16,144)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	(54,915)	(54,915)
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(529,170)	(688,502)
Bonus Expense	—	—
Depreciation SG&A	(2,958)	(4,421)
Amortization	(4,667)	(7,000)
Research & Development SGA	—	—
Travel SG&A	(3,708)	(4,790)
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	(2,246)
Telephone Expense - Mobile	(3,391)	(2,360)
Office Expense	(35,035)	(52,849)
Training SG&A	—	—
Meals & Entertainment	(224)	(224)
Dues & Subscriptions	(465)	(465)
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	(11,239)	(11,305)
Corporate Services Corporate	(29,996)	(35,989)

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51720
Debtor:	Noble International, LTD.

	Current Month	Total Since Filing
Corporate Services General	(5,327)	(5,406)
Directors Expense	(6,000)	(10,000)
Directors Expense - Stock Based	—	—
Professional Fees Legal	(3,682)	(3,682)
Professional Fees Audit/tax	(4,715)	(4,715)
Professional Fees Other	(531,958)	(595,617)
Business Insurance	(159,205)	(238,807)
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(13,820)	(20,685)
Plane Lease & Maintenance	(7,227)	(7,227)
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(823,618)	(1,007,789)
Total SG&A	(1,352,788)	(1,696,291)
Net Operating Profit	(1,352,788)	(1,696,291)
Intercompany Interest	796,257	1,191,274
Interest Expense	(681,135)	(1,048,464)
Amortization Fees	(20,045)	(30,068)
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	20,000	30,000
Other Income/Expense	(396)	(396)

Total Other (Income)/Expense	114,681	142,346
Income before Taxes & Minority Interest	(1,238,106)	(1,553,945)
Income Taxes	—	—

Net Income before Minority Interest	(1,238,106)	(1,553,945)
Minority Interest	—	—

Net Income	(1,238,106)	(1,553,945)

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51720
Debtor:	Noble International, LTD.

	Current Month	Prior Month	At Filing
ASSETS
Cash	2,037,658	4,385,611	1,260,476
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	2,643,223	3,102,428	2,450,703
Notes Receivable	—	—	—
Deferred Tax Asset	1,372,705	1,372,705	1,372,705

Total Current Assets	6,053,587	8,860,745	5,083,885
Machinery & Equipment	—	—	—
MIS Computer Equipment	163,054	163,054	163,054
Building	—	—	—
Land	—	—	—
Office Equipment	141,882	141,882	141,882
Auto & Trucks	—	—	—
Leasehold Improvements	3,254	3,254	3,254
Production Equip In Progress	—	—	—
Accumulated Depreciation	(192,684)	(189,726)	(188,263)

Property, Plant & Equipment, Net	115,507	118,465	119,928
Investments	164,124,033	164,124,033	164,124,033
Other Intangible, Net	217,000	221,667	224,000
Credit Agreement Fees, Net	564,673	584,718	594,741
Goodwill, Net	—	—	—
Deposits	97,997	97,997	97,997
Assets Held For Sale	—	—	—

Total Other Assets	165,003,704	165,028,415	165,040,771

Total Assets	171,172,797	174,007,625	170,244,584

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51720
Debtor:	Noble International, LTD.

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	88,116	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	1,606	—	—
Cont Disb Medical - Post Petition	(1,991)	74	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	730,904	700,607	672,085
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	(174,508)	42	—
Accrued Other	1,836,383	2,315,243	2,421,134
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	3,963,516	3,417,581	3,060,797

Total Current Liabilities	6,444,026	6,433,547	6,154,017
Deferred Tax Liability	(65,446)	(65,446)	(65,446)
Capital Lease	—	—	—
Revolver Pre-Petition	2,897,293	2,897,293	4,203,533
Revolver Post-Petition	2,000,000	2,000,000	—
Term Loan	10,871,250	10,871,250	10,871,250
Convertible Sub Debt	86,215,750	86,215,750	86,215,750
Industrial Revenue Bond	—	—	—
Other Debt	14,751,724	14,749,886	14,748,967
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	(90,004,641)	(88,332,830)	(91,406,099)

Total Long Term Liabilities	26,665,931	28,335,903	24,567,955

Total Liabilities	33,109,957	34,769,450	30,721,972

Accumulated Other Comprehensive Income	(174,624)	(220,489)	(243,421)
Common Stock	15,782	15,782	15,782
APIC	223,313,471	223,296,563	223,288,094
Retained Earnings	(85,091,789)	(83,853,682)	(83,537,844)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	138,062,840	139,238,175	139,522,612

Total Liabilities & Stockholders’ Equity	171,172,797	174,007,625	170,244,584

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51720

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$96,924.02	$—	$139,496.31	$(42,572.29)
State	$—	$17,853.90	$—	$25,261.48	$(7,407.58)
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$18,136.76	$—	$22,355.66	$(4,218.90)
Employers FICA:	$—	$18,136.76	$—	$22,355.66	$(4,218.90)
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$151,051.44	$—	$209,469.11	$(58,417.67)

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51720

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$110,441.83	$17,163.75	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51720

	1	2	3	4	5	Total
A Beginning Balance	4,385,611.25	900.42	—	—	—	4,386,511.67
B Receipts (Attach separate schedule)	5,518,721.64	904,649.83	34,000.00	—	—	6,457,371.47

C Balance Available (A + B)	9,904,332.89	905,550.25	34,000.00	—	—	10,843,883.14
D Less Disbursements (Attach separate schedule)	(7,806,775.01)	(427,188.11)	(25,344.21)	—	—	(8,259,307.33)

E ENDING BALANCE (C - D)	2,097,557.88	478,362.14	8,655.79	—	—	2,584,575.81

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$(8,259,307.33)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	Comerica Bank

Account Number	1850689025

2 Depository Name & Location	Comerica Bank

Account Number	1851020519

3 Depository Name & Location	Comerica Bank

Account Number	1851020501

4 Depository Name & Location	Comerica Bank

Account Number	1850622554

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: May 31, 2009

Disbursement Detail:	Case No: 09-51720-MBM

Date	Payee	Amount
05/01/09	Comerica Bank	2,334.59
05/01/09	Blue Cross Blue Shield	67,280.00
05/01/09	MI Conference of Teamsters	268,079.25
05/01/09	Thermal Label	433.22
05/01/09	Great Lakes Metal Stamping	489.94
05/01/09	mary Farrisjay	762.50
05/01/09	MSC Industrial	1,048.10
05/01/09	Loan One	1,077.15
05/01/09	ADP	1,250.73
05/01/09	JPMorgan Chase	1,500.00
05/01/09	ADP	1,533.38
05/01/09	ADP	1,689.02
05/01/09	Resistance Welding Machine	2,172.50
05/01/09	Modineer	2,514.60
05/01/09	Ryerson	3,021.94
05/01/09	Loan One	13,047.37
05/01/09	Challenge Manufacturing	35,971.84
05/01/09	ADP	327,319.72
05/01/09	ADP	465,589.88
05/04/09	Spectrum Industries	503.21
05/04/09	Steel Center Supply	567.00
05/04/09	US Farathane	4,656.96
05/04/09	Dennen Steel	9,868.87
05/04/09	All State Fastener	12,481.95
05/04/09	Acemco Automotive	15,621.52
05/04/09	Cooper Standard	22,220.00
05/04/09	NGS American Inc	59,815.52
05/05/09	Power Component	207.07
05/05/09	Gifford, Krass, Sprinkle, Anderson	1,833.00
05/05/09	Fidelity	3,001.30
05/05/09	Proos Manufacturing	3,119.88
05/05/09	Metals USA	10,477.62
05/05/09	Challenge Manufacturing	39,196.08
05/06/09	Daubert Chemical	666.21
05/06/09	Modineer	1,118.00
05/06/09	AutoMatrics	1,243.53
05/06/09	ITW Metalist	5,208.95
05/06/09	Metals USA	7,307.97
05/06/09	Great Lakes Metal Stamping	7,961.10
05/06/09	Acemco Automotive	9,294.29
05/06/09	ADP	13,062.76
05/06/09	NN Metal Stamping	17,544.73
05/06/09	Lee Steel Corporation	18,253.75
05/06/09	Fabristeel Manufacturing	19,005.88
05/06/09	Emhart Teknologies	24,750.00
05/06/09	RSM Richter Inc	62,556.86
05/06/09	ADP	158,576.09
05/06/09	ADP	358,532.89
05/11/09	IRS/US Treasury	35.00

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: May 31, 2009

Disbursement Detail:	Case No: 09-51720-MBM

Date	Payee	Amount
05/11/09	DLH Global Forwarding	115.00
05/11/09	Heseman Industrial	357.50
05/11/09	Multifastener Corporation	594.00
05/11/09	Preferred Industries	745.00
05/11/09	Great Lakes Metal Stamping	968.00
05/11/09	Great Lakes Metal Stamping	1,086.16
05/11/09	MSC Industrial	1,528.92
05/11/09	Fidelity	3,318.55
05/11/09	Ryerson	4,516.01
05/11/09	Experi-Metal Inc	8,124.00
05/11/09	Modineer	8,491.12
05/11/09	Acemco Automotive	20,956.96
05/11/09	Cooper Standard	24,240.00
05/11/09	The Crown Group	28,918.63
05/11/09	Fabristeel Manufacturing	30,823.13
05/11/09	RSM Richter Inc	62,556.86
05/11/09	Metals USA	72,760.82
05/11/09	Challenge Manufacturing	77,674.00
05/12/09	AT&T	1,484.37
05/12/09	Save & Secure Self Storage	529.75
05/12/09	Daubert Chemical	666.21
05/12/09	Acemco Automotive	5,586.61
05/13/09	All State Fastener	4,834.05
05/13/09	Metals USA	11,336.20
05/13/09	ADP	19,024.20
05/13/09	Emhart Teknologies	22,500.00
05/13/09	ADP	827,362.52
05/14/09	Corrigan Moving Systems	774.00
05/14/09	ADP	14,070.42
05/14/09	ADP	18,324.66
05/14/09	ADP	342,206.00
05/14/09	ADP	354,956.31
05/15/09	Starz Engineering and Manufacturing	1,402.50
05/15/09	Daubert Chemical	1,998.63
05/15/09	Lee Steel Corporation	2,100.26
05/15/09	Fidelity	3,245.99
05/15/09	Computershare	5,775.00
05/15/09	Computershare	16,600.00
05/15/09	Ring Screw	25,235.00
05/15/09	Challenge Manufacturing	40,142.31
05/15/09	Loan One	47,101.92
05/18/09	West Mighigan	89.12
05/18/09	Merle Boes Inc	1,038.90
05/18/09	Ryerson	5,195.52
05/18/09	American Express	5,320.12
05/18/09	ADP	5,921.40
05/18/09	Metals USA	13,123.66
05/18/09	Acemco Automotive	21,014.79
05/18/09	Hartford Fire Insurance	54,915.00

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: May 31, 2009

Disbursement Detail:	Case No: 09-51720-MBM

Date	Payee	Amount
05/18/09	ADP	161,371.50
05/19/09	Employee Expense Reports	1,276.70
05/19/09	Daubert Chemical	1,482.42
05/19/09	Precision Industrial	1,860.00
05/19/09	Roll Form Solutions	2,635.00
05/19/09	Experi-Metal Inc	7,817.00
05/19/09	Acemco Automotive	12,079.72
05/19/09	Set Enterprises, Inc	30,017.11
05/19/09	Aerotek	36,072.84
05/19/09	Emhart Teknologies	40,500.00
05/20/09	Lab Safety & supply	260.68
05/20/09	Kentwood Packaging	435.00
05/20/09	Heidtman Steel Corp	850.00
05/20/09	Shoreline Container	900.60
05/20/09	Emhart Teknologies	1,937.56
05/20/09	Fabristeel Manufacturing	21,250.00
05/20/09	Challenge Manufacturing	48,707.52
05/20/09	ADP	127,489.91
05/21/09	Director’s Fees	6,623.85
05/21/09	Informs	310.58
05/21/09	ADP	11,578.42
05/21/09	US Farathane	47,694.85
05/21/09	ADP	148,677.15
05/21/09	ADP	358,809.86
05/22/09	Chicago Rivet & Machine	1,315.52
05/22/09	Ryerson	8,694.67
05/22/09	Cooper Standard	25,250.00
05/26/09	Daubert Chemical	1,998.63
05/26/09	Fidelity	3,245.99
05/26/09	Reliant Intustries	3,839.07
05/26/09	Great Lakes Metal Stamping	10,463.10
05/26/09	Fidelity	12,196.33
05/27/09	Steel Center Supply	650.33
05/27/09	Daubert Chemical	666.21
05/27/09	ADP	738.50
05/27/09	Acemco Automotive	9,331.13
05/27/09	Noble 51, LLC	10,119.68
05/27/09	Challenge Manufacturing	12,337.18
05/27/09	Emhart Teknologies	22,500.00
05/27/09	Fabristeel Manufacturing	23,525.18
05/27/09	Metals USA	37,102.95
05/27/09	ADP	130,399.30
05/27/09	ADP	223,919.16
05/27/09	Noble 51, LLC	327,231.19
05/27/09	ADP	687,349.58
05/28/09	Philips Machine	1,500.00
05/28/09	Passages, Inc	1,759.34
05/28/09	ADP	2,896.39
05/28/09	Experi-Metal Inc	8,880.00

MONTHLY CASH STATEMENT

DEBTOR: Noble International, Ltd.

PERIOD ENDING: May 31, 2009

Disbursement Detail:	Case No: 09-51720-MBM

Date	Payee	Amount
05/28/09	Aerotek	12,641.36
05/28/09	ADP	15,690.82
05/28/09	Richard Li	26,408.00
05/28/09	Metal Stamping	45,016.20
05/28/09	GEFC Business	110,360.73
05/28/09	ADP	291,756.60
05/29/09	Craig Parsons	171.95
05/29/09	Shoreline Container	613.05
05/29/09	Kamps, Inc	1,794.95
05/29/09	Hascall Steel Co	3,396.00
05/29/09	Fidelity	11,365.82
05/29/09	Challenge Manufacturing	12,134.47
05/29/09	Magic Steel	21,832.90
05/29/09	Foley & Lardner	165,877.39

		7,665,061.74

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Suzanne M. Costantino	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$4,295.04
Current Benefits Paid:
Health Insurance
Life Insurance					$2.25
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$597.71

Total Benefits	$—		$—		$599.96
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$4,895.00

Dated: June 19, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: David J. Fallon	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$62,820.53
Current Benefits Paid:
Health Insurance
Life Insurance					$5.00
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$750.00

Total Benefits	$—		$—		$755.00
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$63,575.53

Dated: June 19, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: George Ianev	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:
Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits

Total Benefits	$—		$—		$—
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)					$7,291.95
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$7,291.95

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$7,291.95

Dated: June 19, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Scott A. Kehoe	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$35,897.43
Current Benefits Paid:
Health Insurance
Life Insurance					$4.50
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$820.42

Total Benefits	$—		$—		$824.92
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$36,722.35

Dated: June 19, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Sandra A. Murphree	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$33,846.15
Current Benefits Paid:
Health Insurance
Life Insurance					$11.50
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$820.42

Total Benefits	$—		$—		$831.92
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$34,678.07

Dated: June 19, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: John D. Nechiporchik	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$42,309.32
Current Benefits Paid:
Health Insurance
Life Insurance					$21.50
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$800.00

Total Benefits	$—		$—		$821.50
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$43,130.82

Dated: June 19, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Craig S. Parsons	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$36,525.65
Current Benefits Paid:
Health Insurance
Life Insurance					$4.50
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$1,000.00

Total Benefits	$—		$—		$1,004.50
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$37,530.15

Dated: June 19, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51720

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Andrew J. Tavi	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$71,794.88
Current Benefits Paid:
Health Insurance
Life Insurance					$4.50
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$750.00

Total Benefits	$—		$—		$754.50
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$72,549.38

Dated: June 19, 2009
Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51720

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Advanced Technologies, Inc.		Case Number: 09-51730

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51730
Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	(4,846)	(4,846)
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	(4,846)	(4,846)
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	(4,846)	(4,846)
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51730
Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—
Total Indirect Costs	—	—
Total Cost of Sales	—	—
Gross Margin	(4,846)	(4,846)
SG&A Labor	(10,512)	(10,512)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(1,024)	(1,024)
SG&A Labor Health Benefits	315	315
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(11,222)	(11,222)
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	(3,129)	(3,129)
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	(190)	(190)
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51730
Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	(1,978)	(1,978)
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(5,298)	(5,298)
Total SG&A	(16,520)	(16,520)
Net Operating Profit	(21,366)	(21,366)
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	(21,366)	(21,366)
Income Taxes	—	—

Net Income before Minority Interest	(21,366)	(21,366)
Minority Interest	—	—

Net Income	(21,366)	(21,366)

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51730
Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	200,314	205,160	205,160
Allowance For Bad Debt	(102,580)	(102,580)	(102,580)
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	281,765	249,587	249,587
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	379,498	352,167	352,167
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	989,567	992,696	992,696
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	989,567	992,696	992,696

Total Assets	1,369,065	1,344,863	1,344,863

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51730
Debtor:	Noble Advanced Technologies, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	10,331	10,331	10,331
Cont Disb General	—	0	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	65,488	36,587	36,587
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	212	(1,558)	(1,558)
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	76,030	45,360	45,360
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	7,928,711	7,913,814	7,913,814

Total Long Term Liabilities	7,928,711	7,913,814	7,913,814

Total Liabilities	8,004,742	7,959,174	7,959,174

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(6,635,677)	(6,614,311)	(6,614,311)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(6,635,677)	(6,614,311)	(6,614,311)

Total Liabilities & Stockholders’ Equity	1,369,065	1,344,863	1,344,863

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51730

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$1,858.68	$8,649.59	$—	$9,250.90	$1,257.37
State	$435.24	$1,791.63	$—	$1,778.07	$448.80
Local	$—	$—	$—	$—	$—
FICA Withheld:	$768.26	$3,122.40	$—	$2,697.44	$1,193.22
Employers FICA:	$768.26	$3,122.40	$—	$2,697.44	$1,193.22
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$3,830.44	$16,686.02	$—	$16,423.85	$4,092.61

MONTHLY CASH STATEMENT

DEBTOR: Noble Advanced Technologies, Inc.

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51730

	1	2	3	4	5	Total
A Beginning Balance	—				—	—
B Receipts (Attach separate schedule)	—					—

C Balance Available (A + B)	—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)	—				—	—

E ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$—

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	Comerica Bank

Account Number	181349827

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51730

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$4,048.70	$—	$—
Accounts Receivable	$—	$—	$200,313.54

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51730

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Tad V. Machrowicz	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$35,913.46
Current Benefits Paid:
Health Insurance
Life Insurance					$10.38
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$969.24

Total Benefits	$—		$—		$979.62
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$36,893.08

Dated: June 19, 2009
Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51730

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Land Holdings, Inc.		Case Number: 09-51732

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51732
Debtor:	Noble Land Holdings, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51732
Debtor:	Noble Land Holdings, Inc.

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—
Total Indirect Costs	—	—
Total Cost of Sales	—	—
Gross Margin	—	—
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51732
Debtor:	Noble Land Holdings, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	—	—
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocaton Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	—	—
Income Taxes	—	—

Net Income before Minority Interest	—	—
Minority Interest	—	—

Net Income	—	—

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51732
Debtor:	Noble Land Holdings, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51732
Debtor:	Noble Land Holdings, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	(245,271)	(245,271)	(245,271)

Total Long Term Liabilities	(245,271)	(245,271)	(245,271)

Total Liabilities	(245,271)	(245,271)	(245,271)

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	245,271	245,271	245,271
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	245,271	245,271	245,271

Total Liabilities & Stockholders’ Equity	—	—	—

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51732

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51732

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Land Holdings, Inc.

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51732

	1	2	3	4	5	Total
A Beginning Balance					—	—
B Receipts (Attach separate schedule)						—

C Balance Available (A + B)	—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)					—	—

E ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location

Account Number

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51732

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Manufacturing Group, Inc.		Case Number: 09-51734

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51734
Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51734
Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	—	—
Total Indirect Costs	—	—
Total Cost of Sales	—	—
Gross Margin	—	—
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51734
Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	—	—
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocaton Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	—	—
Income Taxes	—	—

Net Income before Minority Interest	—	—
Minority Interest	—	—

Net Income	—	—

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51734
Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51734
Debtor:	Noble Manufacturing Group, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	—	—

Total Long Term Liabilities	—	—	—

Total Liabilities	—	—	—

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	—	—
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	—	—

Total Liabilities & Stockholders’ Equity	—	—	—

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51734

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51734

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Manufacturing Group, Inc.

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51734

	1	2	3	4	5	Total
A Beginning Balance					—	—
B Receipts (Attach separate schedule)						—

C Balance Available (A + B)	—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)					—	—

E ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location

Account Number

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51734

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Metal Processing Kentucky, G.P.		Case Number: 09-51735

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51735
Debtor:	Noble Metal Processing - Kentucky, G.P.

	Current Month	Total Since Filing
Welding Sales	35,594	173,558
Blanking	9,851	53,711
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	20,191	64,105
Packaging	185	3,064
Scrap Sales	987	9,603
Dimpling Oiling Other Sales	1,215	1,322
Spot Weld Sales	378	5,811
Prototype Sales	—	—
Die Sales	—	113,986
Scrap Income	12,792	25,630
Sales Returns & Allowance	4	4
Contract Manufacturing Sales	—	—
Other Sales	—	19,138
Task Sales	—	—
Steel Sales	512,928	1,349,884

Total Sales	594,126	1,819,817
Direct Labor	(85,842)	(146,305)
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	(8,195)	(12,373)
Direct Labor Health Benefits	(47,840)	(47,840)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(141,877)	(206,518)
Outside Blanking	(1,926)	(3,263)
Outside Contract Manufacturing	—	—
Outside Other	(4,225)	(11,055)
Material Consumption Owned	(23,052)	(60,963)
Material Consumption Consigned	—	—
Unreported Material Consumption	—	(3,326)
Physical Inventory Variance	702	(5,175)
Heat, Light & Power	(24,058)	(51,070)
Freight OEM	—	(12,333)
Freight Other	—	(545)
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	(113,986)
Other Sales Cost	—	—
Steel Cost	(499,947)	(1,385,617)

Total Other Direct Costs	(552,505)	(1,647,333)
Total Direct Costs	(694,382)	(1,853,851)
Direct Margin	100,256	(34,034)
Indirect Labor Salary	(56,549)	(75,515)
Indirect Labor Overtime	(25)	(227)
Indirect Labor Hourly	(62,244)	(105,582)
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(9,122)	(13,027)
Indirect Labor Health Benefits	(27,911)	(21,389)
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	(155,851)	(215,740)

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51735
Debtor:	Noble Metal Processing - Kentucky, G.P.

	Current Month	Total Since Filing
Depreciation	(158,619)	(246,217)
Building Rent Expense	(74,024)	(111,036)
Repairs & Maintenance	(2,985)	(2,599)
Building Grounds Maintenance	—	(2,786)
Shop Supplies	—	(472)
Equipment Rental Expense	—	(6,203)
Equipment Rental Intercompany	(13,800)	(20,700)
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	(10,450)	(15,675)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	(156)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	(4,811)	(19,194)
Material Variance	—	(15,295)
Burden Variance	(13,576)	(53,482)

Total Other Indirect Costs	(278,265)	(493,816)
Total Indirect Costs	(434,116)	(709,556)
Total Cost of Sales	(1,128,498)	(2,563,407)
Gross Margin	(534,371)	(743,589)
SG&A Labor	(32,407)	(45,890)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(2,460)	(3,226)
SG&A Labor Health Benefits	(3,993)	(3,997)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(38,860)	(53,113)
Bonus Expense	—	—
Depreciation SG&A	(5,750)	(8,625)
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	(180)	(180)
Computer Supplies	—	—
Telephone Expense	(2,962)	(5,788)
Telephone Expense - Mobile	—	—
Office Expense	(44)	(228)
Training SG&A	—	6,213
Meals & Entertainment	—	—
Dues & Subscriptions	—	(144)
Employee Relations	—	25,000
Internal Meals	(289)	(289)
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51735
Debtor:	Noble Metal Processing - Kentucky, G.P.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(11,332)	(11,332)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(20,557)	4,626
Total SG&A	(59,417)	(48,487)
Net Operating Profit	(593,788)	(792,076)
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocaton Indirect	—	(29,936)
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	(29,936)
Income before Taxes & Minority Interest	(593,788)	(822,012)
Income Taxes	—	—

Net Income before Minority Interest	(593,788)	(822,012)
Minority Interest	—	—

Net Income	(593,788)	(822,012)

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51735
Debtor:	Noble Metal Processing - Kentucky, G.P.

	Current Month	Prior Month	At Filing
ASSETS
Cash	487	1,000	1,260,476
Accounts Receivable	1,293,378	1,318,310	—
Allowance For Bad Debt	(3,482)	(3,482)	—
Inventory	202,930	748,651	—
Inventory Dies	2,570	2,570	—
Inventory Prototype	—	—	—
Prepaid Expenses	264,902	14,560	2,450,703
Notes Receivable	—	—	—
Deferred Tax Asset	175	175	1,372,705

Total Current Assets	1,760,960	2,081,785	5,083,885

Machinery & Equipment	16,626,774	16,626,774	—
MIS Computer Equipment	166,284	166,284	163,054
Building	—	—	—
Land	—	—	—
Office Equipment	423,108	423,108	141,882
Auto & Trucks	—	—	—
Leasehold Improvements	69,080	69,080	3,254
Production Equip In Progress	411,976	411,976	—
Accumulated Depreciation	(11,259,831)	(11,095,462)	(188,263)

Property, Plant & Equipment, Net	6,437,390	6,601,760	119,928
Investments	—	—	164,124,033
Other Intangible, Net	—	—	224,000
Credit Agreement Fees, Net	—	—	594,741
Goodwill, Net	—	—	—
Deposits	46,921	46,921	97,997
Assets Held For Sale	—	—	—

Total Other Assets	46,921	46,921	165,040,771

Total Assets	8,245,272	8,730,465	170,244,584

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51735
Debtor:	Noble Metal Processing - Kentucky, G.P.

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	79,802	27,405	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	12,595	(12,563)	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	55,070	—
Cont Disb General	(281,035)	(30,648)	—
Cont Disb Payroll	143,882	143,882	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	644,357	713,112	672,085
A/P Manual - Pre Petition	12,595	(12,563)	—
A/P System - Pre Petition	—	32,050	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	1,351	3,968	—
Accrued Other	94,805	84,381	2,421,134
Accrued Scrap	—	—	—
Accrued Taxes	1,648	1,648	—
Accrued Interest	—	—	3,060,797

Total Current Liabilities	697,406	1,018,305	6,154,017
Deferred Tax Liability	672	672	(65,446)
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	4,203,533
Revolver Post-Petition	—	—	—
Term Loan	—	—	10,871,250
Convertible Sub Debt	—	—	86,215,750
Industrial Revenue Bond	—	—	—
Other Debt	—	—	14,748,967
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	5,258,730	4,829,237	(91,406,099)

Total Long Term Liabilities	5,259,402	4,829,909	24,567,955

Total Liabilities	5,956,808	5,848,214	30,721,972

Accumulated Other Comprehensive Income	—	—	(243,421)
Common Stock	—	—	15,782
APIC	—	—	223,288,094
Retained Earnings	2,288,463	2,882,252	(83,537,844)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	2,288,463	2,882,252	139,522,612

Total Liabilities & Stockholders’ Equity	8,245,272	8,730,465	170,244,584

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51735

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$6,816.81	$53,484.05	$—	$47,756.99	$12,543.87
State	$3,502.58	$14,603.94	$—	$11,444.55	$6,661.97
Local	$1,171.50	$4,348.94	$—	$3,316.74	$2,203.70
FICA Withheld:	$5,527.17	$20,933.37	$—	$16,033.21	$10,427.33
Employers FICA:	$5,527.17	$20,933.37	$—	$16,033.21	$10,427.33
Unemployment Tax:
Federal	$245.36	$598.36	$—	$399.85	$443.87
State	$1,065.34	$2,835.98	$—	$1,913.38	$1,987.94
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$1,740.00	$—	$—	$—	$1,740.00
Other:	$—	$—	$—	$—	$—

TOTALS:	$25,595.93	$117,738.01	$—	$96,897.93	$46,436.01

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51735

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$21,834.88	$—	$—
Accounts Receivable	$(204,861.35)	$857,678.66	$640,560.57

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - Kentucky, G.P.

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51735

	1	2	3	4	5	Total
A Beginning Balance	(231.00)	—	—		—	(231.00)
B Receipts (Attach separate schedule)	52,639.27	—	—			52,639.27

C Balance Available (A + B)	52,408.27	—	—	—	—	52,408.27
D Less Disbursements (Attach separate schedule)	(37,388.57)	—	—		—	(37,388.57)

E ENDING BALANCE (C - D)	15,019.70	—	—	—	—	15,019.70

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$(37,388.57)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	Comerica Bank

Account Number	1851350635

2 Depository Name & Location	Comerica Bank

Account Number	181279933

3 Depository Name & Location	Comerica Bank

Account Number	1850943240

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51735

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Federal Insurance Company (Chubb)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Metal Processing, Inc.		Case Number: 09-51737

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51737
Debtor:	Noble Metal Processing, Inc.

	Current Month	Total Since Filing
Welding Sales	3,009	166,316
Blanking	169,068	227,798
Blanking Direct	—	—
Roll Forming Sales	1,339,060	1,762,563
Transportation	237	16,942
Packaging	59	6,829
Scrap Sales	388	15,831
Dimpling Oiling Other Sales	154	1,764
Spot Weld Sales	—	1,503
Prototype Sales	165,540	165,540
Die Sales	—	207,165
Scrap Income	16,719	30,945
Sales Returns & Allowance	(147)	(145)
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	516,586	1,719,005

Total Sales	2,210,674	4,322,057
Direct Labor	(324,167)	(567,965)
Direct Labor Overtime	(107,553)	(143,130)
Direct Contract Labor	(62,315)	(87,672)
Direct Labor Payroll Taxes	(61,096)	(98,130)
Direct Labor Health Benefits	(151,376)	(137,445)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(706,507)	(1,034,342)
Outside Blanking	(35,267)	(106,089)
Outside Contract Manufacturing	—	—
Outside Other	(8,945)	(9,575)
Material Consumption Owned	(23,151)	(49,313)
Material Consumption Consigned	—	—
Unreported Material Consumption	5,320	5,104
Physical Inventory Variance	(1,355)	(19,142)
Heat, Light & Power	(87,885)	(89,693)
Freight OEM	1,726	(12,451)
Freight Other	(28,778)	(30,911)
Gas	—	—
Shipping Material	3,802	(1,818)
Prototype Costs	(32)	(6)
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	(510,760)	(1,656,747)

Total Other Direct Costs	(685,326)	(1,970,642)
Total Direct Costs	(1,391,833)	(3,004,984)
Direct Margin	818,841	1,317,073
Indirect Labor Salary	(437,881)	(661,647)
Indirect Labor Overtime	(44,586)	(59,152)
Indirect Labor Hourly	(149,719)	(304,267)
Indirect Labor Contract	(5,223)	(8,138)
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(70,673)	(109,585)
Indirect Labor Health Benefits	(96,104)	(90,369)
Indirect Labor Retirement Plan	—	(2,667)
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	(804,186)	(1,235,825)

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51737
Debtor:	Noble Metal Processing, Inc.

	Current Month	Total Since Filing
Depreciation	(472,219)	(718,697)
Building Rent Expense	(266,952)	(411,184)
Repairs & Maintenance	(25,981)	(28,574)
Building Grounds Maintenance	(45,388)	(67,129)
Shop Supplies	(39,911)	(53,947)
Equipment Rental Expense	(47,221)	(72,344)
Equipment Rental Intercompany	(9,278)	(13,917)
Equipment Rental Income	44,333	66,500
Insurance	—	263
Travel Indirect	(4,891)	(6,410)
Property Tax	(3,648)	(5,467)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	298
Production Task	—	—
Labor Variance	12,418	22,872
Material Variance	170,662	173,053
Burden Variance	(13,270)	(30,893)

Total Other Indirect Costs	(701,344)	(1,145,575)
Total Indirect Costs	(1,505,530)	(2,381,400)
Total Cost of Sales	(2,897,363)	(5,386,384)
Gross Margin	(686,689)	(1,064,327)
SG&A Labor	(399,827)	(583,425)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	(21,034)	(33,618)
SG&A Labor Payroll Taxes	(53,255)	(62,430)
SG&A Labor Health Benefits	(51,221)	(46,092)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(525,336)	(725,565)
Bonus Expense	(640,317)	(640,317)
Depreciation SG&A	(47,769)	(71,847)
Amortization	—	—
Research & Development SGA	(20,871)	(20,871)
Travel SG&A	(485)	(1,278)
Safety & Security	—	—
Computer Supplies	(28,521)	(43,157)
Telephone Expense	(9,413)	(16,818)
Telephone Expense - Mobile	(15,370)	(15,590)
Office Expense	(17,374)	(28,173)
Training SG&A	—	—
Meals & Entertainment	(81)	(107)
Dues & Subscriptions	(2,508)	(5,016)
Employee Relations	(1,797)	(1,797)
Internal Meals	—	(33)
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	560	524
Corporate Services Corporate	(234,160)	(554,640)

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51737
Debtor:	Noble Metal Processing, Inc.

	Current Month	Total Since Filing
Corporate Services General	20,000	30,000
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	6	6
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(3,389)	(5,757)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	(2,289)	(2,289)
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(1,003,778)	(1,377,161)
Total SG&A	(1,529,114)	(2,102,726)
Net Operating Profit	(2,215,803)	(3,167,053)
Intercompany Interest	(527,824)	(601,213)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	1,226
Interest Income	—	—
Royalty Income/Expense	60,903	222,740
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocaton Indirect	—	44,384
Group Allocation SG&A	13,598	423,059
Other Income/Expense	3,936	7,872

Total Other (Income)/Expense	(449,387)	98,068
Income before Taxes & Minority Interest	(2,665,190)	(3,068,985)
Income Taxes	6,090	(10,313)

Net Income before Minority Interest	(2,671,281)	(3,079,298)
Minority Interest	—	—

Net Income	(2,671,281)	(3,079,298)

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51737
Debtor:	Noble Metal Processing, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	927,277	672,235	380,872
Accounts Receivable	2,928,196	3,646,076	5,750,136
Allowance For Bad Debt	(161,965)	(161,965)	(161,965)
Inventory	4,741,173	5,049,433	5,854,053
Inventory Dies	734,787	960,224	956,474
Inventory Prototype	23,387	13,899	13,872
Prepaid Expenses	1,542,868	1,773,038	1,751,302
Notes Receivable	—	—	—
Deferred Tax Asset	161	161	161

Total Current Assets	10,735,884	11,953,099	14,544,905
Machinery & Equipment	55,693,986	55,693,986	53,293,109
MIS Computer Equipment	2,522,753	2,522,753	2,515,974
Building	—	—	—
Land	—	—	—
Office Equipment	1,481,934	1,481,934	1,481,934
Auto & Trucks	—	—	—
Leasehold Improvements	1,783,478	1,783,478	1,783,478
Production Equip In Progress	15,900	15,900	2,428,981
Accumulated Depreciation	(43,915,545)	(43,395,558)	(43,125,001)

Property, Plant & Equipment, Net	17,582,506	18,102,494	18,378,474
Investments	12,313,479	12,313,479	12,313,479
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	36,832	36,832	447,140
Assets Held For Sale	—	—	—

Total Other Assets	12,350,312	12,350,312	12,760,620

Total Assets	40,668,702	42,405,905	45,683,999

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51737
Debtor:	Noble Metal Processing, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	197,653	2,573	—
Cont Disb Payroll - Post Petition	(627,661)	(301,415)	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	2,577,593	2,760,842	2,713,215
A/P Manual - Post Petition	38,296	5,183	—
A/P System - Post Petition	48,930	443,456	535
Cont Disb General	—	(0)	—
Cont Disb Payroll	370,360	(181,813)	(411,922)
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	5,755,912	5,941,620	13,019,129
A/P Manual - Pre Petition	2,577,593	2,760,842	2,713,215
A/P System - Pre Petition	(5,541)	389,048	672,283
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	1,350,891	1,251,682	1,029,937
Accrued Other	539,704	228,743	19,790
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	10,246,138	10,539,920	17,042,967
Deferred Tax Liability	(828)	(828)	(828)
Capital Lease	—	—	—
Revolver Pre-Petition	6,000,000	6,000,000	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	430,896	435,379	439,861
Intercompany Line Of Credit	(94,575,940)	(88,791,289)	(82,811,276)
Intercompany Non Cash	51,659,107	44,642,092	41,024,626

Total Long Term Liabilities	(36,486,764)	(37,714,647)	(41,347,617)

Total Liabilities	(26,240,627)	(27,174,727)	(24,304,650)

Accumulated Other Comprehensive Income	(765,938)	(765,938)	(765,938)
Common Stock	1,000	1,000	1,000
APIC	—	—	—
Retained Earnings	67,674,289	70,345,569	70,753,587
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	66,909,351	69,580,631	69,988,649

Total Liabilities & Stockholders’ Equity	40,668,724	42,405,905	45,683,999

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51737

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$65,015.19	$340,078.64	$11,158.50	$313,549.96	$102,702.37
State	$21,249.15	$88,974.97	$4,887.01	$74,690.91	$40,420.22
Local	$2,791.20	$13,609.56	$1,736.28	$11,520.01	$6,617.03
FICA Withheld:	$44,936.93	$175,479.47	$11,633.00	$144,419.20	$87,630.20
Employers FICA:	$44,936.93	$175,479.47	$11,633.00	$144,419.20	$87,630.20
Unemployment Tax:
Federal	$486.32	$1,113.03	$65.36	$822.21	$842.50
State	$9,146.45	$22,484.43	$2,092.11	$16,955.78	$16,767.21
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$188,562.17	$817,219.57	$43,205.26	$706,377.27	$342,609.73

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51737

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$527,444.18	$246,447.34	$—
Accounts Receivable	$1,711,454.80	$706,487.63	$417,320.11

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing, Inc.

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51737

	1	2	3	4	5	Total
A Beginning Balance	245,653.99	211,050.45	77,196.06	852.01	134,522.97	669,275.48
B Receipts (Attach separate schedule)	408,720.73	212,810.70	2,245,855.49	2,077.39	—	2,869,464.31

C Balance Available (A + B)	654,374.72	423,861.15	2,323,051.55	2,929.40	134,522.97	3,538,739.79
D Less Disbursements (Attach separate schedule)	(654,374.72)	(378,857.61)	(1,402,385.42)	(2,929.40)	(128,433.93)	(2,566,981.08)

E ENDING BALANCE (C - D)	—	45,003.54	920,666.13	—	6,089.04	971,758.71

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$(477,660.58)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	Comerica Bank

Account Number	1852505674

2 Depository Name & Location	Comerica Bank

Account Number	1851350668

3 Depository Name & Location	Comerica Bank

Account Number	1850884261

4 Depository Name & Location	Comerica Bank

Account Number	1850845775

5 Depository Name & Location	Comerica Bank

Account Number	1852383205

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51737

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Jim A. Degen	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$34,696.04
Current Benefits Paid:
Health Insurance
Life Insurance					$15.93
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$1,038.45

Total Benefits	$—		$—		$1,054.38
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$35,750.42

Dated: June 19, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51737

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Chad Raynes	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$31,153.86
Current Benefits Paid:
Health Insurance
Life Insurance					$6.24
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$1,038.45

Total Benefits	$—		$—		$1,044.69
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$32,198.55

Dated: June 19, 2009
Principal, Officer, Director, or Insider

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51737

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: Jon R. Smith	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$25,216.64
Current Benefits Paid:
Health Insurance
Life Insurance					$10.38
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$1,038.45

Total Benefits	$—		$—		$1,048.83
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$26,265.47

Dated: June 19, 2009
Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51737

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Metal Processing Indiana, Inc.		Case Number: 09-51738

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51738
Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	1,667,532	2,617,857
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	50,695	50,695
Die Sales	—	—
Scrap Income	24,103	35,326
Sales Returns & Allowance	8,651	4,274
Contract Manufacturing Sales	—	—
Other Sales	35,415	72,231
Task Sales	—	—
Steel Sales	3,234,076	4,952,563

Total Sales	5,020,470	7,732,947
Direct Labor	(234,040)	(393,009)
Direct Labor Overtime	(130,030)	(166,481)
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	(31,594)	(46,746)
Direct Labor Health Benefits	(102,681)	(95,104)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	(4,000)	(6,000)
Direct Labor Gainsharing	(19,000)	(29,000)

Total Direct Labor	(521,345)	(736,340)
Outside Blanking	(30,737)	(50,013)
Outside Contract Manufacturing	—	—
Outside Other	4,003	2,416
Material Consumption Owned	(33,764)	(54,511)
Material Consumption Consigned	—	—
Unreported Material Consumption	474	502
Physical Inventory Variance	(18,117)	(989)
Heat, Light & Power	(32,221)	(66,280)
Freight OEM	—	—
Freight Other	(37,420)	(55,368)
Gas	(21,004)	(26,964)
Shipping Material	(9,277)	(13,402)
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	(3,049,531)	(4,702,478)

Total Other Direct Costs	(3,227,592)	(4,967,085)
Total Direct Costs	(3,748,937)	(5,703,425)
Direct Margin	1,271,534	2,029,521
Indirect Labor Salary	(69,238)	(114,342)
Indirect Labor Overtime	(33,894)	(47,761)
Indirect Labor Hourly	(105,655)	(171,551)
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(15,959)	(22,146)
Indirect Labor Health Benefits	(23,598)	(21,604)
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	(2,000)	(3,000)
Indirect Labor Gainsharing	(7,000)	(10,500)

Total Indirect Labor	(257,344)	(390,903)

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51738
Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Total Since Filing
Depreciation	(204,520)	(306,780)
Building Rent Expense	(87,050)	(131,442)
Repairs & Maintenance	(17,738)	(29,198)
Building Grounds Maintenance	(13,897)	(18,640)
Shop Supplies	(13,171)	(26,146)
Equipment Rental Expense	(18,761)	(30,013)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	(19,311)	(28,967)
Pre Employment Expense	(252)	(252)
Training Indirect	—	—
Tools	(21,685)	(37,576)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	42,211	72,073
Material Variance	98,519	146,998
Burden Variance	88,048	151,240

Total Other Indirect Costs	(167,608)	(238,702)
Total Indirect Costs	(424,952)	(629,605)
Total Cost of Sales	(4,173,888)	(6,333,031)
Gross Margin	846,582	1,399,916
SG&A Labor	(26,155)	(42,333)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(1,960)	(3,168)
SG&A Labor Health Benefits	(14,200)	(13,000)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(42,315)	(58,501)
Bonus Expense	—	—
Depreciation SG&A	(1,408)	(2,112)
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	(118)	(732)
Safety & Security	—	—
Computer Supplies	(102)	(206)
Telephone Expense	(1,677)	(1,677)
Telephone Expense - Mobile	(136)	(366)
Office Expense	(1,596)	(2,802)
Training SG&A	—	—
Meals & Entertainment	(125)	(142)
Dues & Subscriptions	—	—
Employee Relations	—	(48)
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	(424)	(424)
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51738
Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Total Since Filing
Corporate Services General	(6,855)	(8,506)
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	(53,781)	(74,832)
Other Taxes & Penalties	(17)	(17)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(66,238)	(91,864)
Total SG&A	(108,553)	(150,365)
Net Operating Profit	738,029	1,249,551
Intercompany Interest	—	(73,657)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	(201,579)
Other Income/Expense	—	—

Total Other (Income)/Expense	—	(275,237)
Income before Taxes & Minority Interest	738,029	974,314
Income Taxes	—	—

Net Income before Minority Interest	738,029	974,314
Minority Interest	—	—

Net Income	738,029	974,314

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51738
Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	500	500	500
Accounts Receivable	4,558,182	2,977,328	3,375,546
Allowance For Bad Debt	(43,000)	(43,000)	(43,000)
Inventory	2,500,771	1,958,747	1,409,685
Inventory Dies	119,310	119,310	119,310
Inventory Prototype	5,825	5,825	5,825
Prepaid Expenses	195,333	154,835	57,110
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	7,336,920	5,173,544	4,924,976
Machinery & Equipment	17,953,224	17,953,224	17,953,224
MIS Computer Equipment	38,179	38,179	38,179
Building	—	—	—
Land	—	—	—
Office Equipment	58,853	58,853	58,853
Auto & Trucks	—	—	—
Leasehold Improvements	73,295	73,295	73,295
Production Equip In Progress	1,928,503	1,928,503	1,928,503
Accumulated Depreciation	(6,065,525)	(5,859,597)	(5,756,633)

Property, Plant & Equipment, Net	13,986,529	14,192,457	14,295,421
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	21,323,450	19,366,001	19,220,397

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51738
Debtor:	Noble Metal Processing - Indiana, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	315,579	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	332,827	277,227	279,255
A/P Manual - Post Petition	85,317	—	—
A/P System - Post Petition	329,999	815,303	19,215
Cont Disb General	(316,060)	—	—
Cont Disb Payroll	0	0	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	6,152,959	4,670,088	5,523,562
A/P Manual - Pre Petition	332,827	277,227	279,255
A/P System - Pre Petition	34,258	45,333	29,560
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	451,822	393,753	320,608
Accrued Other	537,791	499,433	527,557
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	7,924,494	6,701,137	6,699,757
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	16,474,359	16,478,296	16,570,357

Total Long Term Liabilities	16,474,359	16,478,296	16,570,357

Total Liabilities	24,398,852	23,179,432	23,270,113

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(3,075,403)	(3,813,431)	(4,049,717)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(3,075,403)	(3,813,431)	(4,049,717)

Total Liabilities & Stockholders’ Equity	21,323,450	19,366,001	19,220,397

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51738

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$20,214.75	$87,190.59	$12,973.58	$65,320.68	$55,058.24
State	$7,058.03	$25,242.65	$3,874.72	$19,668.77	$16,506.63
Local	$3,561.89	$12,533.87	$1,960.02	$9,526.47	$8,529.31
FICA Withheld:	$16,851.08	$57,680.32	$8,813.88	$43,622.18	$39,723.10
Employers FICA:	$16,851.08	$57,680.32	$8,813.88	$43,622.18	$39,723.10
Unemployment Tax:
Federal	$278.43	$421.64	$7.46	$239.60	$467.93
State	$1,319.02	$1,997.68	$35.35	$1,135.09	$2,216.96
Sales, Use & Excise Taxes:	$295.00	$—	$—	$—	$295.00
Property Taxes:	$9,656.00	$—	$—	$—	$9,656.00
Other:	$—	$—	$—	$—	$—

TOTALS:	$76,085.28	$242,747.07	$36,478.89	$183,134.97	$172,176.27

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51738

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$878,616.83	$—	$—
Accounts Receivable	$2,630,670.09	$1,107,962.83	$819,548.83

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - Indiana, Inc.

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51738

	1	2	3	4	5	Total
A Beginning Balance	(100.00)				—	(100.00)
B Receipts (Attach separate schedule)	316,400.00					316,400.00

C Balance Available (A + B)	316,300.00	—	—	—	—	316,300.00
D Less Disbursements (Attach separate schedule)	(248,525.35)				—	(248,525.35)

E ENDING BALANCE (C - D)	67,774.65	—	—	—	—	67,774.65

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$(248,525.35)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	Comerica Bank

Account Number	1851849255

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51738

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Metal Processing New York, Inc.		Case Number: 09-51741

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51741
Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Total Since Filing
Welding Sales	—	44,005
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	2,200
Packaging	—	737
Scrap Sales	—	4,921
Dimpling Oiling Other Sales	—	1,704
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	1,029	1,742
Sales Returns & Allowance	—	(26)
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	198,673

Total Sales	1,029	253,957
Direct Labor	—	(535)
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	(106)
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	(640)
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	(1,343)
Material Consumption Consigned	—	—
Unreported Material Consumption	—	(86)
Physical Inventory Variance	—	—
Heat, Light & Power	—	1,850
Freight OEM	(4,416)	(4,416)
Freight Other	(100)	(100)
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	(196,238)

Total Other Direct Costs	(4,516)	(200,333)
Total Direct Costs	(4,516)	(200,973)
Direct Margin	(3,486)	52,983
Indirect Labor Salary	(318)	(2,411)
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	222
Indirect Labor Contract	—	(381)
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(53)	(3,357)
Indirect Labor Health Benefits	(7,875)	(7,245)
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	(8,246)	(13,172)

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51741
Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	(4,426)
Repairs & Maintenance	607	607
Building Grounds Maintenance	—	—
Shop Supplies	1,633	1,308
Equipment Rental Expense	32	(55)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	(223)	(223)
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	(2,354)
Material Variance	—	120
Burden Variance	—	(17,975)

Total Other Indirect Costs	2,049	(22,998)
Total Indirect Costs	(6,198)	(36,170)
Total Cost of Sales	(10,713)	(237,143)
Gross Margin	(9,684)	16,813
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	1,034	1,034
Telephone Expense	(912)	(912)
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	225	225
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	(64)
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51741
Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	2,931	2,931
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	3,278	3,214
Total SG&A	3,278	3,214
Net Operating Profit	(6,406)	20,028
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	(6,406)	20,028
Income Taxes	—	—

Net Income before Minority Interest	(6,406)	20,028
Minority Interest	—	—

Net Income	(6,406)	20,028

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51741
Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	335	—	—
Accounts Receivable	(25,954)	1,358	342,474
Allowance For Bad Debt	—	—	—
Inventory	—	0	201,456
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	19,371	88,314	88,314
Notes Receivable	—	—	—
Deferred Tax Asset	4,429	4,429	4,429

Total Current Assets	(1,819)	94,101	636,672
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	(0)	—

Property, Plant & Equipment, Net	—	(0)	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	(1,819)	94,101	636,672

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51741
Debtor:	Noble Metal Processing - New York, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	311	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	4,428
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	6,644	6,644
Cont Disb General	—	64	—
Cont Disb Payroll	(1)	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	9,088	7,067	454,583
A/P Manual - Pre Petition	—	—	4,428
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	421	421	7,841
Accrued Other	3,376	3,376	5,226
Accrued Scrap	—	—	—
Accrued Taxes	13,945	13,945	13,945
Accrued Interest	—	—	—

Total Current Liabilities	27,140	31,516	492,666
Deferred Tax Liability	(133,491)	(133,491)	(133,491)
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	1,175,176	1,260,313	1,368,168

Total Long Term Liabilities	1,041,685	1,126,822	1,234,677

Total Liabilities	1,068,825	1,158,339	1,727,344

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(1,070,644)	(1,064,238)	(1,090,671)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(1,070,644)	(1,064,238)	(1,090,671)

Total Liabilities & Stockholders’ Equity	(1,819)	94,101	636,672

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51741

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$1,466.36	$—	$—	$—	$1,466.36
State	$839.88	$1.20	$—	$—	$841.08
Local	$—	$—	$—	$1.20	$(1.20)
FICA Withheld:	$1,338.33	$26.48	$—	$26.48	$1,338.33
Employers FICA:	$1,338.33	$26.48	$—	$26.48	$1,338.33
Unemployment Tax:
Federal	$25.33	$—	$—	$—	$25.33
State	$264.56	$1.20	$—	$—	$265.76
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$5,272.79	$55.36	$—	$54.16	$5,273.99

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51741

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$19,918.83	$—	$—
Accounts Receivable	$(29,096.49)	$8,785.98	$(5,643.73)

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - New York, Inc.

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51741

	1	2	3	4	5	Total
A Beginning Balance	(64.00)				—	(64.00)
B Receipts (Attach separate schedule)	2,900.00					2,900.00

C Balance Available (A + B)	2,836.00	—	—	—	—	2,836.00
D Less Disbursements (Attach separate schedule)	(2,500.87)				—	(2,500.87)

E ENDING BALANCE (C - D)	335.13	—	—	—	—	335.13

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$(2,500.87)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	Comerica Bank

Account Number	1851849347

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51741

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Metal Processing Ohio, LLC		Case Number: 09-51742

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51742
Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Total Since Filing
Welding Sales	—	53,514
Blanking	—	21,638
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	6,956
Packaging	—	1,073
Scrap Sales	—	14,750
Dimpling Oiling Other Sales	—	1,559
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	2,634	2,634
Sales Returns & Allowance	—	(0)
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	388,319

Total Sales	2,634	490,442
Direct Labor	—	(849)
Direct Labor Overtime	—	(9)
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	(512)	(423)
Direct Labor Health Benefits	—	372
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	512	(909)
Outside Blanking	—	(20,877)
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	(1,916)
Material Consumption Consigned	—	—
Unreported Material Consumption	—	855
Physical Inventory Variance	—	—
Heat, Light & Power	(68)	(68)
Freight OEM	—	(4,137)
Freight Other	(90)	(90)
Gas	—	(4,889)
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	12,601	(343,809)

Total Other Direct Costs	12,443	(374,931)
Total Direct Costs	11,931	(375,840)
Direct Margin	14,565	114,602
Indirect Labor Salary	(46,920)	(70,461)
Indirect Labor Overtime	—	(4)
Indirect Labor Hourly	7,125	4,996
Indirect Labor Contract	1,080	1,080
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(1,944)	(3,865)
Indirect Labor Health Benefits	(11,812)	(11,602)
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	(52,472)	(79,856)

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51742
Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Total Since Filing
Depreciation	(14,734)	(21,885)
Building Rent Expense	—	(37,002)
Repairs & Maintenance	501	779
Building Grounds Maintenance	(243)	(2,730)
Shop Supplies	386	386
Equipment Rental Expense	—	(7,501)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	(468)
Travel Indirect	—	—
Property Tax	—	(2,807)
Pre Employment Expense	—	—
Training Indirect	15	15
Tools	447	(113)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	(2,303)
Material Variance	—	3
Burden Variance	—	(35,982)

Total Other Indirect Costs	(13,628)	(109,609)
Total Indirect Costs	(66,100)	(189,465)
Total Cost of Sales	(54,168)	(565,304)
Gross Margin	(51,534)	(74,862)
SG&A Labor	(159)	(699)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(19)	(65)
SG&A Labor Health Benefits	—	(38)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(178)	(802)
Bonus Expense	—	—
Depreciation SG&A	(368)	(531)
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	(114)
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	(1,340)	(1,443)
Telephone Expense - Mobile	(94)	(94)
Office Expense	184	63
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51742
Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(1,618)	(2,119)
Total SG&A	(1,796)	(2,921)
Net Operating Profit	(53,330)	(77,783)
Intercompany Interest	—	(2,456)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	(6,392)
Group Allocation SG&A	—	(4,972)
Other Income/Expense	—	—

Total Other (Income)/Expense	—	(13,820)
Income before Taxes & Minority Interest	(53,330)	(91,602)
Income Taxes	5,398	(5,398)

Net Income before Minority Interest	(58,728)	(97,000)
Minority Interest	—	—

Net Income	(58,728)	(97,000)

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51742
Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Prior Month	At Filing
ASSETS
Cash	283	283	—
Accounts Receivable	285,167	315,607	182,698
Allowance For Bad Debt	(11,000)	(11,000)	(11,000)
Inventory	56,089	56,089	490,186
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	330,540	360,980	661,884
Machinery & Equipment	836,319	836,319	836,319
MIS Computer Equipment	12,652	12,652	12,652
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	38,755	38,755	38,755
Production Equip In Progress	—	—	—
Accumulated Depreciation	(118,575)	(103,474)	(96,160)

Property, Plant & Equipment, Net	769,151	784,252	791,566
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	1,099,690	1,145,232	1,453,450

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51742
Debtor:	Noble Metal Processing - Ohio, LLC

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	61,079	—	—
Cont Disb Payroll - Post Petition	(19,159)	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	35,019	35,019	35,019
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	2,742	—
Cont Disb General	—	0	—
Cont Disb Payroll	53,785	34,626	28,243
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	3,874,479	3,928,215	4,208,354
A/P Manual - Pre Petition	35,019	35,019	35,019
A/P System - Pre Petition	—	12,581	15,323
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	49	7,279	(370)
Accrued Other	2,326	2,326	2,326
Accrued Scrap	—	—	—
Accrued Taxes	(1,000)	(1,000)	(1,000)
Accrued Interest	—	—	—

Total Current Liabilities	4,006,578	4,021,788	4,287,895
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	1,152,579	1,124,181	1,128,021

Total Long Term Liabilities	1,152,579	1,124,181	1,128,021

Total Liabilities	5,159,156	5,145,970	5,415,916

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(4,059,466)	(4,000,738)	(3,962,466)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(4,059,466)	(4,000,738)	(3,962,466)

Total Liabilities & Stockholders’ Equity	1,099,690	1,145,232	1,453,450

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51742

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$1,743.92	$11,485.41	$214.43	$9,518.41	$3,925.35
State	$536.29	$2,178.69	$62.31	$1,580.83	$1,196.46
Local	$331.88	$1,242.48	$44.88	$891.29	$727.95
FICA Withheld:	$1,269.46	$4,752.35	$171.64	$3,409.11	$2,784.34
Employers FICA:	$1,269.46	$4,752.35	$171.64	$3,409.11	$2,784.34
Unemployment Tax:
Federal	$5.76	$6.02	$—	$6.02	$5.76
State	$136.96	$405.64	$61.82	$343.82	$260.60
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$5,293.73	$24,822.94	$726.72	$19,158.59	$11,684.80

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51742

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$5,902.29	$361.99	$—
Accounts Receivable	$—	$272,568.11	$12,598.87

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - Ohio, Inc.

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51742

	1	2	3	4	5	Total
A Beginning Balance	—	(160.00)	2,498.98		—	2,338.98
B Receipts (Attach separate schedule)	—	61,300.00	—			61,300.00

C Balance Available (A + B)	—	61,140.00	2,498.98	—	—	63,638.98
D Less Disbursements (Attach separate schedule)	—	(11,193.90)	(2,498.98)		—	(13,692.88)

E ENDING BALANCE (C - D)	—	49,946.10	—	—	—	49,946.10

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$(11,193.90)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	Comerica Bank

Account Number	1851847705

2 Depository Name & Location	Comerica Bank

Account Number	1851847796

3 Depository Name & Location	Comerica Bank

Account Number	1851847812

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

MONTHLY STATEMENT OF INSIDER COMPENSATION/PAYMENTS

PERIOD ENDING: May 31, 2009

Case No: 09-51742

The following information is to be provided for each shareholder, officer, director, manager, insider, or owner that is employed by the debor in possession. (Attach additional pages if necessary.)

Name: David Wright	Capacity:	☐	Shareholder
		☒	Officer
		☐	Director
		☐	Insider

Detailed Description of Duties:

	Weekly	or	Monthly	or	Reporting Period
Current Compensation Paid:					$17,895.14
Current Benefits Paid:
Health Insurance
Life Insurance
Retirement
Company Vehicle
Entertainment
Travel
Other Benefits					$692.28

Total Benefits	$—		$—		$692.28
Current Other Payments Paid:
Rent Paid
Loans
Other (Severance)
Other (Describe)
Other (Describe)

Total Other Payments	$—		$—		$—

CURRENT TOTAL OF ALL PAYMENTS:	$—		$—		$18,587.42

Dated: June 19, 2009
Principal, Officer, Director, or Insider

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51742

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Metal Processing West Michigan, Inc.		Case Number: 09-51744

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51744
Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	3,083,459	4,463,573
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	3,551	3,551
Scrap Income	24,631	43,764
Sales Returns & Allowance	(13,683)	(80,330)
Contract Manufacturing Sales	—	—
Other Sales	25,230	79,099
Task Sales	—	—
Steel Sales	1,064,451	1,436,221

Total Sales	4,187,639	5,945,878
Direct Labor	(579,807)	(741,154)
Direct Labor Overtime	(264,674)	(277,588)
Direct Contract Labor	(693)	(693)
Direct Labor Payroll Taxes	(38,777)	(59,314)
Direct Labor Health Benefits	(191,952)	(183,750)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(1,075,903)	(1,262,499)
Outside Blanking	(8,489)	(15,735)
Outside Contract Manufacturing	—	—
Outside Other	(14,012)	(17,631)
Material Consumption Owned	(57,836)	(97,901)
Material Consumption Consigned	—	—
Unreported Material Consumption	1,076	9,140
Physical Inventory Variance	(4,581)	(7,903)
Heat, Light & Power	(42,774)	(69,370)
Freight OEM	(1,899)	(1,899)
Freight Other	(17,733)	(39,614)
Gas	(201)	(217)
Shipping Material	(16,127)	(17,990)
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	(4,176)
Steel Cost	(1,351,046)	(2,096,794)

Total Other Direct Costs	(1,513,622)	(2,360,092)
Total Direct Costs	(2,589,525)	(3,622,590)
Direct Margin	1,598,114	2,323,287
Indirect Labor Salary	(206,257)	(299,759)
Indirect Labor Overtime	(74,920)	(85,255)
Indirect Labor Hourly	(230,063)	(327,618)
Indirect Labor Contract	(30,569)	(34,796)
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	(29,965)	(58,803)
Indirect Labor Health Benefits	(87,718)	(86,243)
Indirect Labor Retirement Plan	(39,115)	(45,110)
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	(40,000)	(54,000)

Total Indirect Labor	(738,607)	(991,585)

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51744
Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Total Since Filing
Depreciation	(219,119)	(331,112)
Building Rent Expense	(60,780)	(92,652)
Repairs & Maintenance	(36,320)	(50,907)
Building Grounds Maintenance	(7,336)	(8,418)
Shop Supplies	(168,004)	(242,278)
Equipment Rental Expense	(24,768)	(40,255)
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	(55,185)	(81,326)
Pre Employment Expense	(26)	(26)
Training Indirect	—	—
Tools	(1,283)	(1,988)
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	11,383	36,429
Material Variance	(28,819)	(36,910)
Burden Variance	28,964	58,415

Total Other Indirect Costs	(561,291)	(791,029)
Total Indirect Costs	(1,299,898)	(1,782,613)
Total Cost of Sales	(3,889,423)	(5,405,204)
Gross Margin	298,216	540,674
SG&A Labor	(6,683)	(10,071)
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	(992)	(1,361)
SG&A Labor Health Benefits	(984)	(906)
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	(8,659)	(12,337)
Bonus Expense	—	—
Depreciation SG&A	(1,384)	(2,076)
Amortization	—	(80,611)
Research & Development SGA	—	—
Travel SG&A	(3,147)	(4,710)
Safety & Security	(906)	(906)
Computer Supplies	—	—
Telephone Expense	(6,613)	(9,278)
Telephone Expense - Mobile	(1,585)	(2,092)
Office Expense	(2,712)	(3,002)
Training SG&A	—	(23)
Meals & Entertainment	(357)	(420)
Dues & Subscriptions	(168)	(168)
Employee Relations	(20)	(20)
Internal Meals	(52)	(52)
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	(7,206)	(7,206)
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51744
Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	12	18
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	(97)	(136)
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	27,802	27,562
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	3,568	(83,119)
Total SG&A	(5,091)	(95,456)
Net Operating Profit	293,125	445,218
Intercompany Interest	—	(115,616)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocaton Indirect	—	—
Group Allocation SG&A	—	(151,210)
Other Income/Expense	—	—

Total Other (Income)/Expense	—	(266,826)
Income before Taxes & Minority Interest	293,125	178,392
Income Taxes	—	18

Net Income before Minority Interest	293,125	178,409
Minority Interest	—	—

Net Income	293,125	178,409

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51744
Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Prior Month	At Filing
ASSETS
Cash	600	332,651	166
Accounts Receivable	3,325,403	2,832,797	4,231,319
Allowance For Bad Debt	(71,437)	(100,697)	(100,457)
Inventory	1,651,052	1,884,172	1,722,707
Inventory Dies	15,570	15,570	15,570
Inventory Prototype	—	—	—
Prepaid Expenses	40,808	182,539	(1,135,505)
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	4,961,997	5,147,033	4,733,801
Machinery & Equipment	17,370,322	17,370,322	17,370,322
MIS Computer Equipment	35,217	35,217	35,217
Building	1,547,152	1,550,802	1,550,802
Land	4,198	4,198	4,198
Office Equipment	47,805	47,805	47,805
Auto & Trucks	67,205	67,205	67,205
Leasehold Improvements	—	—	—
Production Equip In Progress	(99)	1,995	1,995
Accumulated Depreciation	(5,791,949)	(5,571,446)	(5,458,762)

Property, Plant & Equipment, Net	13,279,851	13,506,097	13,618,782
Investments	—	—	—
Other Intangible, Net	20,670,762	20,670,762	20,751,373
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	21,005	21,005	21,005
Assets Held For Sale	—	—	—

Total Other Assets	20,691,767	20,691,767	20,772,378

Total Assets	38,933,615	39,344,897	39,124,961

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51744
Debtor:	Noble Metal Processing - West Michigan, Inc.

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	3,912	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	52,464	63,285	57,509
A/P Manual - Post Petition	70,458	43,128	—
A/P System - Post Petition	209,724	423,400	—
Cont Disb General	11,319	11,319	11,319
Cont Disb Payroll	(9,928)	(9,928)	(228,093)
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	4,856,437	4,788,605	4,661,856
A/P Manual - Pre Petition	52,464	63,285	57,509
A/P System - Pre Petition	26,428	105,576	478,896
A/P Freight	—	—	—
Accrued Bonus	67,614	27,614	13,614
Accrued Benefits & Payroll	545,865	350,268	571,807
Accrued Other	46,564	31,297	18,257
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	5,880,856	5,834,563	5,585,164
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	3,973,603	3,973,603	3,973,603
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	91,327,513	92,078,213	91,992,960

Total Long Term Liabilities	95,301,116	96,051,816	95,966,563

Total Liabilities	101,181,973	101,886,379	101,551,728

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	(62,248,358)	(62,541,483)	(62,426,767)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(62,248,358)	(62,541,483)	(62,426,767)

Total Liabilities & Stockholders’ Equity	38,933,615	39,344,896	39,124,960

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51744

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$28,547.19	$122,666.21	$21,549.07	$100,351.69	$72,410.78
State	$12,855.72	$48,819.21	$8,717.60	$39,468.23	$30,924.30
Local	$25.46	$85.26	$15.49	$67.62	$58.59
FICA Withheld:	$26,132.28	$98,611.63	$17,455.82	$80,133.19	$62,066.54
Employers FICA:	$26,132.28	$98,611.63	$17,455.82	$80,133.19	$62,066.54
Unemployment Tax:
Federal	$815.36	$1,850.21	$245.86	$1,543.63	$1,367.80
State	$13,834.72	$29,640.34	$3,865.67	$24,182.19	$23,158.54
Sales, Use & Excise Taxes:	$39.00	$—	$—	$—	$39.00
Property Taxes:	$13,000.00	$—	$—	$—	$13,000.00
Other:	$—	$—	$—	$—	$—

TOTALS:	$121,382.01	$400,284.49	$69,305.33	$325,879.74	$265,092.09

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51744

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$181,885.86	$29,786.25	$—
Accounts Receivable	$1,386,459.47	$869,371.96	$1,069,571.97

MONTHLY CASH STATEMENT

DEBTOR: Noble Metal Processing - West Michigan, Inc.

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51744

	1	2	3	4	5	Total
A Beginning Balance	—	(477.00)	—	332,484.73	—	332,007.73
B Receipts (Attach separate schedule)	69,800.00	396,700.00	—	800,626.13	—	1,267,126.13

C Balance Available (A + B)	69,800.00	396,223.00	—	1,133,110.86	—	1,599,133.86
D Less Disbursements (Attach separate schedule)	(60,255.47)	(239,250.18)	—	(1,127,099.27)	—	(1,426,604.92)

E ENDING BALANCE (C - D)	9,544.53	156,972.82	—	6,011.59	—	172,528.94

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$(300,388.44)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	Comerica Bank

Account Number	1852383213

2 Depository Name & Location	Comerica Bank

Account Number	1852382868

3 Depository Name & Location	Comerica Bank

Account Number	1851268266

4 Depository Name & Location	Comerica Bank

Account Number	1850665728

5 Depository Name & Location	Comerica Bank

Account Number	1851268258

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51744

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Swiss Holdings, LLC		Case Number: 09-51745

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51745
Debtor:	Noble Swiss Holdings, LLC

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51745
Debtor:	Noble Swiss Holdings, LLC

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	(0)
Burden Variance	—	—

Total Other Indirect Costs	—	(0)
Total Indirect Costs	—	(0)
Total Cost of Sales	—	(0)
Gross Margin	—	(0)
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51745
Debtor:	Noble Swiss Holdings, LLC

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	—	(0)
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	—	(0)
Income Taxes	—	—

Net Income before Minority Interest	—	(0)
Minority Interest	—	—

Net Income	—	(0)

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51745
Debtor:	Noble Swiss Holdings, LLC

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51745
Debtor:	Noble Swiss Holdings, LLC

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	39	39

Total Long Term Liabilities	—	39	39

Total Liabilities	—	39	39

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	(39)	(39)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	(39)	(39)

Total Liabilities & Stockholders’ Equity	—	(0)	(0)

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51745

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51745

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Swiss Holdings, LLC

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51745

	1	2	3	4	5	Total
A Beginning Balance					—	—
B Receipts (Attach separate schedule)						—

C Balance Available (A + B)	—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)					—	—

E ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location

Account Number

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51745

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble TSA, LLC		Case Number: 09-51746

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51746
Debtor:	Noble TSA, LLC

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51746
Debtor:	Noble TSA, LLC

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	(0)
Burden Variance	—	—

Total Other Indirect Costs	—	(0)
Total Indirect Costs	—	(0)
Total Cost of Sales	—	(0)
Gross Margin	—	(0)
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51746
Debtor:	Noble TSA, LLC

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	—	(0)
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocaton Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	—	(0)
Income Taxes	—	—

Net Income before Minority Interest	—	(0)
Minority Interest	—	—

Net Income	—	(0)

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51746
Debtor:	Noble TSA, LLC

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51746
Debtor:	Noble TSA, LLC

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	39	39

Total Long Term Liabilities	—	39	39

Total Liabilities	—	39	39

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	(39)	(39)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	(39)	(39)

Total Liabilities & Stockholders’ Equity	—	(0)	(0)

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51746

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51746

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble TSA, LLC

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51746

	1	2	3	4	5	Total
A Beginning Balance					—	—
B Receipts (Attach separate schedule)						—

C Balance Available (A + B)	—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)					—	—

E ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location

Account Number

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51746

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Noble Tube Technologies, LLC		Case Number: 09-51748

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51748
Debtor:	Noble Tube Technologies, LLC

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51748
Debtor:	Noble Tube Technologies, LLC

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	(0)
Burden Variance	—	—

Total Other Indirect Costs	—	(0)
Total Indirect Costs	—	(0)
Total Cost of Sales	—	(0)
Gross Margin	—	(0)
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51748
Debtor:	Noble Tube Technologies, LLC

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	—	—
Total SG&A	—	—
Net Operating Profit	—	(0)
Intercompany Interest	—	—
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	—	—
Income before Taxes & Minority Interest	—	(0)
Income Taxes	—	—

Net Income before Minority Interest	—	(0)
Minority Interest	—	—

Net Income	—	(0)

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51748
Debtor:	Noble Tube Technologies, LLC

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	—	—	—
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	—	—	—
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	—	—	—

Total Assets	—	—	—

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51748
Debtor:	Noble Tube Technologies, LLC

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	—	—	—
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	—	39	39

Total Long Term Liabilities	—	39	39

Total Liabilities	—	39	39

Accumulated Other Comprehensive Income	—	—	—
Common Stock	—	—	—
APIC	—	—	—
Retained Earnings	—	(39)	(39)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	—	(39)	(39)

Total Liabilities & Stockholders’ Equity	—	(0)	(0)

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51748

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51748

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Noble Tube Technologies, LLC

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51748

	1	2	3	4	5	Total
A Beginning Balance					—	—
B Receipts (Attach separate schedule)						—

C Balance Available (A + B)	—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)					—	—

E ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$—

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location

Account Number

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51748

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)		Case Number: 09-51751

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51751
Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	—	—
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	—	—
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	—	—
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	—	—
Total Direct Costs	—	—
Direct Margin	—	—
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51751
Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Total Since Filing
Depreciation	(37,482)	(56,223)
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	—	—
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	44,834	67,251
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	—	—
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	7,352	11,028
Total Indirect Costs	7,352	11,028
Total Cost of Sales	7,352	11,028
Gross Margin	7,352	11,028
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	(146)	(218)
Amortization	(17,275)	(25,913)
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	—	—
Telephone Expense - Mobile	—	—
Office Expense	—	—
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51751
Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(17,421)	(26,131)
Total SG&A	(17,421)	(26,131)
Net Operating Profit	(10,069)	(15,103)
Intercompany Interest	(108,428)	(160,072)
Interest Expense	—	—
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	(108,428)	(160,072)
Income before Taxes & Minority Interest	(118,497)	(175,175)
Income Taxes	—	—

Net Income before Minority Interest	(118,497)	(175,175)
Minority Interest	—	—

Net Income	(118,497)	(175,175)

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51751
Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Prior Month	At Filing
ASSETS
Cash	—	—	—
Accounts Receivable	—	—	—
Allowance For Bad Debt	—	—	—
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	0	0	0
Notes Receivable	—	—	—
Deferred Tax Asset	(1)	(1)	(1)

Total Current Assets	(1)	(1)	(1)
Machinery & Equipment	3,148,481	3,148,481	3,148,481
MIS Computer Equipment	16,750	16,750	16,750
Building	—	—	—
Land	—	—	—
Office Equipment	12,225	12,225	12,225
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	(2,443,721)	(2,406,093)	(2,387,279)

Property, Plant & Equipment, Net	733,735	771,363	790,177
Investments	—	—	—
Other Intangible, Net	1,002,525	1,019,800	1,028,438
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	—	—	—

Total Other Assets	1,002,525	1,019,800	1,028,438

Total Assets	1,736,260	1,791,162	1,818,614

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51751
Debtor:	Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	—	—	—
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	—	—	—
A/P System - Pre Petition	—	—	—
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	—	—	—
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	—	—	—
Deferred Tax Liability	(428)	(428)	(428)
Capital Lease	—	—	—
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	(1,053,585)	(1,053,585)	(1,053,585)
Intercompany Non Cash	13,195,938	13,132,344	13,103,117

Total Long Term Liabilities	12,141,925	12,078,331	12,049,104

Total Liabilities	12,141,925	12,078,331	12,049,104

Accumulated Other Comprehensive Income	—	—	—
Common Stock	1	1	1
APIC	1,640,530	1,640,530	1,640,530
Retained Earnings	(12,046,197)	(11,927,700)	(11,871,022)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(10,405,666)	(10,287,169)	(10,230,491)

Total Liabilities & Stockholders’ Equity	1,736,260	1,791,162	1,818,614

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51751

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51751

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$—	$—	$—
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Prototech Laser Welding, Inc. (d/b/a LWI Laser Welding International)

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51751

	1	2	3	4	5	Total
A Beginning Balance					—	—
B Receipts (Attach separate schedule)						—

C Balance Available (A + B)	—	—	—	—	—	—
D Less Disbursements (Attach separate schedule)					—	—

E ENDING BALANCE (C - D)	—	—	—	—	—	—

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
$

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location

Account Number

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51751

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10

UNITED STATES BANKRUPTCY COURT

FOR THE EASTERN DISTRICT OF MICHIGAN

TRANSMITTAL OF FINANCIAL REPORTS AND

CERTIFICATION OF COMPLIANCE WITH

UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR

THE PERIOD ENDED MAY 31, 2009

In re:

Tailor Steel America, LLC		Case Number: 09-51752

As debtor in possession, I affirm:		Chapter 11

1. That I have reviewed the financial statements attached hereto, consisting of:		Judge: Marci B. Melvor

☒ Operating Statement	(Form 2)

☒ Balance Sheet	(Form 3)

☒ Summary of Operations	(Form 4)

☒ Monthly Cash Statement	(Form 5)

☒ Statement of Compensation	(Form 6)

☒ Schedule of In-Force Insurance	(Form 7)

and that they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor’s financial activity for the period stated;

2.      That the insurance, including workers’ compensation and unemployment insurance, as described in Section 5 of thoe Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and, (If not, attach a written explanation)

YES ☒ NO ☐

3. That all post-petition taxes as described in Sections 9 of the Operating Instructions and Reporting Requirements for Chapter 11 cases are current. (If not, attach a written explanation)	YES ☒ NO ☐

4. No professional fees (attorney, accountant, etc.) have been paid without specific court authorization. (If not, attach a written explanation)	YES ☒ NO ☐

5. All United States Trustee Quarterly fees have been paid and are current.	YES ☒ NO ☐

6. Have you filed your pre-petition tax returns. (If not, attach a written explanation)	YES ☐ NO ☒

Written Explanation: Debtor filed for bankruptcy protection on April 15, 2009. Extensions have been filed for all of debtor’s applicable 2008 tax returns.

I hereby certify, under penalty of perjury, that the information provided above and in the attached documents is true and correct to the best of my information and belief.

Dated: June 19, 2009
Debtor in Possession

Chief Financial Officer (248) 519-0700
Title Phone

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51752
Debtor:	Tailor Steel America, LLC

	Current Month	Total Since Filing
Welding Sales	—	—
Blanking	—	—
Blanking Direct	—	—
Roll Forming Sales	—	—
Transportation	—	—
Packaging	—	—
Scrap Sales	—	—
Dimpling Oiling Other Sales	—	—
Spot Weld Sales	—	—
Prototype Sales	—	—
Die Sales	—	—
Scrap Income	—	—
Sales Returns & Allowance	—	—
Contract Manufacturing Sales	—	—
Other Sales	—	—
Task Sales	—	—
Steel Sales	—	—

Total Sales	—	—
Direct Labor	—	—
Direct Labor Overtime	—	—
Direct Contract Labor	—	—
Direct Labor Payroll Taxes	—	—
Direct Labor Health Benefits	(1,969)	(2,126)
Direct Labor Retirement Plan	—	—
Direct Labor Workers Comp	—	—
Direct Labor Gainsharing	—	—

Total Direct Labor	(1,969)	(2,126)
Outside Blanking	—	—
Outside Contract Manufacturing	—	—
Outside Other	—	—
Material Consumption Owned	—	—
Material Consumption Consigned	—	—
Unreported Material Consumption	—	—
Physical Inventory Variance	—	—
Heat, Light & Power	(4,144)	(4,144)
Freight OEM	—	—
Freight Other	—	—
Gas	—	—
Shipping Material	—	—
Prototype Costs	—	—
Die Costs	—	—
Other Sales Cost	—	—
Steel Cost	—	—

Total Other Direct Costs	(4,144)	(4,144)
Total Direct Costs	(6,113)	(6,270)
Direct Margin	(6,113)	(6,270)
Indirect Labor Salary	—	—
Indirect Labor Overtime	—	—
Indirect Labor Hourly	—	—
Indirect Labor Contract	—	—
Capitalized Labor	—	—
Indirect Labor Payroll Taxes	—	—
Indirect Labor Health Benefits	—	—
Indirect Labor Retirement Plan	—	—
Indirect Labor Workers Comp	—	—
Indirect Labor Gainsharing	—	—

Total Indirect Labor	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51752
Debtor:	Tailor Steel America, LLC

	Current Month	Total Since Filing
Depreciation	—	—
Building Rent Expense	—	—
Repairs & Maintenance	—	—
Building Grounds Maintenance	(847)	(847)
Shop Supplies	—	—
Equipment Rental Expense	—	—
Equipment Rental Intercompany	—	—
Equipment Rental Income	—	—
Insurance	—	—
Travel Indirect	—	—
Property Tax	(32,000)	(48,000)
Pre Employment Expense	—	—
Training Indirect	—	—
Tools	—	—
Research & Development	—	—
Capitalized Overhead	—	—
Gain or Loss on Disposal	—	—
Production Task	—	—
Labor Variance	—	—
Material Variance	—	—
Burden Variance	—	—

Total Other Indirect Costs	(32,847)	(48,847)
Total Indirect Costs	(32,847)	(48,847)
Total Cost of Sales	(38,960)	(55,117)
Gross Margin	(38,960)	(55,117)
SG&A Labor	—	—
SG&A Labor Stock Compensation	—	—
SG&A Labor Contract	—	—
SG&A Labor Payroll Taxes	—	—
SG&A Labor Health Benefits	—	—
SG&A Labor Retirement Plan	—	—
SG&A Labor Workers Comp	—	—
SG&A Labor Gainsharing	—	—

Total SG&A Labor	—	—
Bonus Expense	—	—
Depreciation SG&A	—	—
Amortization	—	—
Research & Development SGA	—	—
Travel SG&A	—	—
Safety & Security	—	—
Computer Supplies	—	—
Telephone Expense	(46)	(46)
Telephone Expense - Mobile	—	—
Office Expense	(357)	(357)
Training SG&A	—	—
Meals & Entertainment	—	—
Dues & Subscriptions	—	—
Employee Relations	—	—
Internal Meals	—	—
Meals – Sandwiches visitors	—	—
Meals – Meal cheques	—	—
Meals – Coffee/Water-personnel	—	—
Sales Promotion	—	—
Advertising	—	—
Bank Charges	—	—
Corporate Services Corporate	—	—

OPERATING STATEMENT (P&L)

Period Ending:	May 31, 2009
Case Number:	09-51752
Debtor:	Tailor Steel America, LLC

	Current Month	Total Since Filing
Corporate Services General	—	—
Directors Expense	—	—
Directors Expense - Stock Based	—	—
Professional Fees Legal	—	—
Professional Fees Audit/tax	—	—
Professional Fees Other	—	—
Business Insurance	—	—
Club Dues	—	—
Commission Expense	—	—
Other Taxes & Penalties	—	—
Plane Lease & Maintenance	—	—
Licenses, Fees, & Permits	—	—
Moving Expense	—	—
Donations	—	—
Bad Debt Expense	—	—
Held for Sale Expense	—	—
Administrative Task	—	—

Total Other SG&A	(403)	(403)
Total SG&A	(403)	(403)
Net Operating Profit	(39,362)	(55,520)
Intercompany Interest	(108,322)	(160,736)
Interest Expense	(9,746)	(4,726)
Amortization Fees	—	—
Amortization Fees Sub	—	—
Amortization Debt Discount	—	—
Gain/Loss on Derivatives	—	—
Capitalized Interest	—	—
Interest Income	—	—
Royalty Income/Expense	—	—
Foreign Currency	—	—
Dividend Income	—	—
Extraordinary Gain/Loss	—	—
Gain / Loss On Disposal	—	—
Impairment Charges	—	—
Group Allocation Indirect	—	—
Group Allocation SG&A	—	—
Other Income/Expense	—	—

Total Other (Income)/Expense	(118,068)	(165,462)
Income before Taxes & Minority Interest	(157,430)	(220,982)
Income Taxes	—	—

Net Income before Minority Interest	(157,430)	(220,982)
Minority Interest	—	—

Net Income	(157,430)	(220,982)

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51752
Debtor:	Tailor Steel America, LLC

	Current Month	Prior Month	At Filing
ASSETS
Cash	186	186	186
Accounts Receivable	196,453	196,453	196,453
Allowance For Bad Debt	(50,000)	(50,000)	(50,000)
Inventory	—	—	—
Inventory Dies	—	—	—
Inventory Prototype	—	—	—
Prepaid Expenses	2,635	(0)	(0)
Notes Receivable	—	—	—
Deferred Tax Asset	—	—	—

Total Current Assets	149,273	146,638	146,638
Machinery & Equipment	—	—	—
MIS Computer Equipment	—	—	—
Building	—	—	—
Land	—	—	—
Office Equipment	—	—	—
Auto & Trucks	—	—	—
Leasehold Improvements	—	—	—
Production Equip In Progress	—	—	—
Accumulated Depreciation	—	—	—

Property, Plant & Equipment, Net	—	—	—
Investments	—	—	—
Other Intangible, Net	—	—	—
Credit Agreement Fees, Net	—	—	—
Goodwill, Net	—	—	—
Deposits	—	—	—
Assets Held For Sale	1,325,000	1,325,000	1,325,000

Total Other Assets	1,325,000	1,325,000	1,325,000

Total Assets	1,474,273	1,471,638	1,471,638

BALANCE SHEET

Period Ending:	May 31, 2009
Case Number:	09-51752
Debtor:	Tailor Steel America, LLC

	Current Month	Prior Month	At Filing
LIABILITIES
Cont Disb General - Post Petition	—	—	—
Cont Disb Payroll - Post Petition	—	—	—
Cont Disb Flex - Post Petition	—	—	—
Cont Disb Medical - Post Petition	—	—	—
Accounts Payable - Post Petition	(19,651)	(19,651)	18,225
A/P Manual - Post Petition	—	—	—
A/P System - Post Petition	—	—	—
Cont Disb General	—	—	—
Cont Disb Payroll	—	—	—
Cont Disb Flex	—	—	—
Cont Disb Medical	—	—	—
Accounts Payable - Pre Petition	—	—	—
A/P Manual - Pre Petition	(19,651)	(19,651)	18,225
A/P System - Pre Petition	44,111	44,111	44,111
A/P Freight	—	—	—
Accrued Bonus	—	—	—
Accrued Benefits & Payroll	—	—	—
Accrued Other	198,479	166,479	150,479
Accrued Scrap	—	—	—
Accrued Taxes	—	—	—
Accrued Interest	—	—	—

Total Current Liabilities	222,939	190,939	212,815
Deferred Tax Liability	—	—	—
Capital Lease	1,987,815	2,053,822	2,020,965
Revolver Pre-Petition	—	—	—
Revolver Post-Petition	—	—	—
Term Loan	—	—	—
Convertible Sub Debt	—	—	—
Industrial Revenue Bond	—	—	—
Other Debt	—	—	—
Intercompany Line Of Credit	—	—	—
Intercompany Non Cash	7,820,545	7,626,472	7,573,901

Total Long Term Liabilities	9,808,360	9,680,294	9,594,866

Total Liabilities	10,031,298	9,871,233	9,807,681

Accumulated Other Comprehensive Income	—	—	—
Common Stock	8,150,000	8,150,000	8,150,000
APIC	—	—	—
Retained Earnings	(16,707,025)	(16,549,595)	(16,486,043)
Dividends	—	—	—
Minority Interest Equity	—	—	—

Total Stockholders’ Equity	(8,557,025)	(8,399,595)	(8,336,043)

Total Liabilities & Stockholders’ Equity	1,474,273	1,471,638	1,471,638

Summary of Operations (Form 4)

For the Period 5/1/09-5/31/09

Schedule of Post Petition Taxes Payable

Case No: 09-51752

	Beginning Balance	Withheld	Accrued	Payments / Deposits	Ending Balance
Income Taxes Withheld:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Local	$—	$—	$—	$—	$—
FICA Withheld:	$—	$—	$—	$—	$—
Employers FICA:	$—	$—	$—	$—	$—
Unemployment Tax:
Federal	$—	$—	$—	$—	$—
State	$—	$—	$—	$—	$—
Sales, Use & Excise Taxes:	$—	$—	$—	$—	$—
Property Taxes:	$—	$—	$16,000.00	$—	$16,000.00
Other:	$—	$—	$—	$—	$—

TOTALS:	$—	$—	$16,000.00	$—	$16,000.00

SUMMARY OF OPERATIONS

AGING OF ACCOUNTS RECEIVABLE AND POST-PETITION ACCOUNTS PAYABLE

PERIOD ENDING: May 31, 2009

Case No: 09-51752

Age in Days:	0 - 30	30 - 60	Over 60
Post-Petition Accounts Payable	$—	$—	$—
Accounts Receivable	$—	$—	$—

MONTHLY CASH STATEMENT

DEBTOR: Tailor Steel America, LLC

PERIOD ENDING: May 31, 2009

Cash Activity Analysis (Cash Basis Only):	Case No: 09-51752

	1	2	3	4	5	Total
A Beginning Balance	76.50				—	76.50
B Receipts (Attach separate schedule)	—					—

C Balance Available (A + B)	76.50	—	—	—	—	76.50
D Less Disbursements (Attach separate schedule)	(93.00)				—	(93.00)

E ENDING BALANCE (C - D)	(16.50)	—	—	—	—	(16.50)

Attention: Please enter the TOTAL DISBURSEMENTS for all of your accounts, including cash excluding transfers, onto the line below. This is the number that will determine your quarterly fee payment.
	$ (93.00)

(PLEASE ATTACH COPIES OF MOST RECENT RECONCILED BANK STATEMENTS FROM EACH ACCOUNT)

1 Depository Name & Location	National City

Account Number	644907353

2 Depository Name & Location

Account Number

3 Depository Name & Location

Account Number

4 Depository Name & Location

Account Number

5 Depository Name & Location

Account Number

Other monies on hand ((specify type and location) i.e. CD’s, bonds, etc.):

Date June 19, 2009
Debtor in Possession

SCHEDULE OF IN-FORCE INSURANCE

PERIOD ENDING: May 31, 2009

Case No: 09-51752

INSURANCE TYPE	CARRIER	EXPIRATION DATE
Workers’ Compensation	Hartford Fire Insurance Company	03/01/10
General Liability	Hartford Fire Insurance Company	03/01/10
Global Property/Boiler & Machinery	Allianz Global Risks US Insurance Company	03/01/10
Umbrella	St. Paul Fire & Marine Insurance Company (Travelers)	03/01/10
Excess Umbrella	Great American Insurance Company	03/01/10
Automobile	Hartford Fire Insurance Company	03/01/10
Crime	National Union Fire Insurance Company of Pittsburgh PA (AIG)	03/20/10
Directors & Officers Liability	National Union Fire Insurance Company (AIG)	03/20/10
Directors & Officers Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
1st Excess Directors & Officers Liability	St. Paul Mercury Insurance Company (Travelers)	03/20/10
2nd Excess Directors & Officers Liability	Allied World National Assurance Company (AWNAC)	03/20/10
Employment Practices Liability	National Union Fire Insurance Company (AIG)	03/20/10
Employment Practices Liability (runoff)	National Union Fire Insurance Company (AIG)	03/20/14
Fiduciary Liability	Federal Insurance Company (Chubb)	03/20/10
Fiduciary Liability (runoff)	Federal Insurance Company (Chubb)	03/20/14
Foreign Package	Insurance Company of the State of Pennsylvania (AIG WorldSource)	03/20/10